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H                                         Pool Data
                             Deal Ticker:

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              Pool Summary                                                          North California
Total Issue Balance (USD)                                                  % of State                             40.32
Original Mortgage Pool Balance (USD)                636,337,901            WA FICO                                  653
Current Mortgage Pool Balance (USD)                 635,338,651             - Minimum FICO                          500
Total Number of Loans                                     3,614             - Maximum FICO                          807
Average Loan Balance (USD)                              175,799            WA LTV                                 79.25
1st lien (%age)                                           97.3%             - Minimum LTV                          17.5
2nd lien (%age)                                            2.7%             - Maximum LTV                           100
WA FICO                                                     630            Highest Zip-Code Density (% of State)  3.485
 - Minimum FICO                                             500            Zip-Code with Highest Density          93955
 - Maximum FICO                                             813            ---------------------------------------------

                                                                           ---------------------------------------------
WA LTV                                                    80.4%                     South California
 - Minimum LTV                                            14.0%            % of State                             59.68
 - Maximum LTV                                           100.0%            WA FICO                                  637
WA DTI                                                    41.2%            Minimum FICO                             500
 - Minimum DTI                                             0.0%            Maximum FICO                             804
 - Maximum DTI                                            59.8%            WA LTV                                 78.45
WA Age (Months)                                             352            Minimum LTV                            13.97
WA Remaining Term (Months)                                    3            Maximum LTV                              100
North California (% of Pool)                              14.9%            Highest Zip-Code Density (% of State)   1.74
South California (% of Pool)                              22.0%            Zip-Code with Highest Density          92336
----------------------------------------------------------------           ---------------------------------------------

-----------------------------------------------------------------
         Classification                   Total           Check
Mortgage Type                                635,338,651     [ ]
Loan-to-Value                                635,338,651     [ ]
FICO                                         635,338,651     [ ]
Purpose                                      635,338,651     [ ]
Occupancy                                    635,338,651     [ ]
Loan Balance                                 635,338,651     [ ]
Property Type                                635,338,651     [ ]
Documentation Type                           635,338,651     [ ]
Fixed Period                                 635,338,651     [ ]
Geographic Distribution                      635,338,651     [ ]
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         Per Annum Fees
Servicer Fees (bps)                                 0.52
Average Cost of Carry per Annum
---------------------------------------------------------

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              Mortgage Type                      WA LTV           WA FICO                Balance               % of Pool
Fixed Rate Mortgage (Non IO)                                80%        640                      69,417,539.98      4.7%
Adjustable Rate Mortgage (Non IO)                           80%        629                        376,701,449     59.3%
Option ARMs                                                  0%          -                                  -      0.0%
Interest Only Mortgage                                      81%        670                        189,219,662     29.8%
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                   LTV                           WA LTV           WA FICO                Balance              % of Pool
0.01-20.00                                                  17%        583                            342,362      0.1%
20.01-25.00                                                 23%        639                            937,002      0.1%
25.01-30.00                                                 28%        649                            856,615      0.1%
30.01-35.00                                                 32%        604                          1,032,082      0.2%
35.01-40.00                                                 38%        588                          1,766,243      0.3%
40.01-45.00                                                 43%        577                          3,906,347      0.6%
45.01-50.00                                                 48%        589                          7,065,981      1.1%
50.01-55.00                                                 53%        589                          5,281,539      0.8%
55.01-60.00                                                 58%        584                          9,854,494      1.6%
60.01-65.00                                                 63%        586                         22,637,268      3.6%
65.01-70.00                                                 69%        585                         31,707,124      5.0%
70.01-75.00                                                 74%        593                         43,018,656      6.8%
75.01-80.00                                                 80%        655                        279,051,078     43.9%
80.01-85.00                                                 84%        601                         71,953,895     11.3%
85.01-90.00                                                 90%        623                         92,141,381     14.5%
90.01-95.00                                                 95%        634                         34,695,995      5.5%
95.01-100.00                                               100%        667                         29,090,588      4.6%
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                  FICO                           WA LTV           WA FICO                Balance              % of Pool
321 - 340                                                    0%          -                                  -      0.0%
341 - 360                                                    0%          -                                  -      0.0%
361 - 380                                                    0%          -                                  -      0.0%
381 - 400                                                    0%          -                                  -      0.0%
401 - 420                                                    0%          -                                  -      0.0%
421 - 440                                                    0%          -                                  -      0.0%
441 - 460                                                    0%          -                                  -      0.0%
461 - 480                                                    0%          -                                  -      0.0%
481 - 500                                                   68%        500                          1,302,757      0.2%
501 - 520                                                   73%        511                         30,173,872      4.7%
521 - 540                                                   74%        530                         36,334,497      5.7%
541 - 560                                                   78%        551                         44,094,577      6.9%
561 - 580                                                   79%        570                         41,522,028      6.5%
581 - 600                                                   80%        590                         51,239,342      8.1%
601 - 620                                                   82%        611                         60,633,993      9.5%
621 - 640                                                   82%        631                         77,394,379     12.2%
641 - 660                                                   81%        650                         75,798,314     11.9%
661 - 680                                                   83%        670                         73,649,988     11.6%
681 - 700                                                   81%        690                         58,331,385      9.2%
701 - 720                                                   82%        710                         33,074,791      5.2%
721 - 740                                                   83%        729                         22,991,296      3.6%
741 - 760                                                   82%        751                         15,336,218      2.4%
761 - 780                                                   82%        769                          8,814,366      1.4%
781 - 800                                                   82%        786                          3,229,843      0.5%
801 - 820                                                   81%        806                          1,417,006      0.2%
> 820                                                        0%          -                                  -      0.0%
Unknown                                                      0%          -                                  -      0.0%
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                   LTV                            MIG%           WA FICO            Balance with MIG          % of Pool
0.01-20.00                                                   0%          0                                  0      0.0%
20.01-25.00                                                  0%          0                                  0      0.0%
25.01-30.00                                                  0%          0                                  0      0.0%
30.01-35.00                                                  0%          0                                  0      0.0%
35.01-40.00                                                  0%          0                                  0      0.0%
40.01-45.00                                                  0%          0                                  0      0.0%
45.01-50.00                                                  0%          0                                  0      0.0%
50.01-55.00                                                  0%          0                                  0      0.0%
55.01-60.00                                                  0%          0                                  0      0.0%
60.01-65.00                                                  0%          0                                  0      0.0%
65.01-70.00                                                  0%          0                                  0      0.0%
70.01-75.00                                                  0%          0                                  0      0.0%
75.01-80.00                                                  0%          0                                  0      0.0%
80.01-85.00                                                  0%          0                                  0      0.0%
85.01-90.00                                                  0%          0                                  0      0.0%
90.01-95.00                                                  0%          0                                  0      0.0%
95.01-100.00                                                 0%          0                                  0      0.0%
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                 Purpose                         WA LTV           WA FICO                Balance              % of Pool
Cash-Out/Refinancing                                        78%        604                        343,181,725     54.0%
Purchase                                                    83%        664                        272,853,852     42.9%
Refinancing                                                 82%        614                         19,303,074      3.0%
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                Occupancy                        WA LTV           WA FICO                Balance              % of Pool
Owner                                                       80%        629                        605,929,656     95.4%
Investment                                                  81%        669                         24,768,110      3.9%
2nd Home                                                    84%        661                          4,640,885      0.7%
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              Loan Balance                       WA LTV           WA FICO                Balance              % of Pool
<$200,000                                                   81%        620                        247,885,842     39.0%
<$400,000                                                   80%        630                        275,276,005     43.3%
<$600,000                                                   81%        650                         95,141,495     15.0%
>$600,000                                                   81%        675                         17,035,309      2.7%
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              Property Type                      WA LTV           WA FICO                Balance              % of Pool
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Single Family Residence                                     80%        626                        483,952,464     76.2%
Planned Unit Development                                    82%        641                         76,474,237     12.0%
Condo                                                       81%        664                         38,567,114      6.1%
2-4 Family                                                  78%        632                         33,970,347      5.3%
Manufactured Housing                                        76%        647                          1,418,696      0.2%
Rowhouse                                                    74%        569                            955,792      0.2%
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           Documentation Type                    WA LTV           WA FICO                Balance              % of Pool
------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                        80%        649                        312,476,790     49.2%
Full Documentation                                          80%        611                        309,508,896     48.7%
Limited                                                     80%        639                          8,341,838      1.3%
No Documentation                                            85%        678                          2,996,122      0.5%
No Ratio                                                    83%        621                          1,202,363      0.2%
Full or Alternate Documentation                             88%        632                            812,642      0.1%
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          Fixed Period (Months)                  WA LTV           WA FICO                Balance              % of Pool
                 < / = 12                                   80%        640                         70,034,309     11.0%
             >12 and < / = 36                               80%        629                        560,752,872     88.3%
             >36 and < / = 60                               78%        644                          4,551,470      0.7%
                   >60                                                                                             0.0%
------------------------------------------------------------------------------------------------------------------------

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         Geographic Distribution                 WA LTV           WA FICO                Balance              % of Pool
Alabama                                                     82%        598                          4,557,796      0.7%
Alaska                                                      79%        682                            572,350      0.1%
Arizona                                                     83%        628                         17,391,855      2.7%
Arkansas                                                    84%        594                          2,909,216      0.5%
California                                                  79%        644                        234,493,727     36.9%
Colorado                                                    84%        641                         10,594,801      1.7%
Connecticut                                                 83%        610                          5,459,387      0.9%
Delaware                                                    77%        589                          1,084,931      0.2%
District of Columbia                                        73%        603                            914,436      0.1%
Florida                                                     81%        631                        104,316,126     16.4%
Georgia                                                     83%        617                          7,676,067      1.2%
Hawaii                                                      77%        652                          2,642,481      0.4%
Idaho                                                       78%        649                          2,073,246      0.3%
Illinois                                                    84%        620                         17,975,907      2.8%
Indiana                                                     88%        616                          3,826,506      0.6%
Iowa                                                        87%        595                          2,017,836      0.3%
Kansas                                                      86%        615                          2,268,639      0.4%
Kentucky                                                    87%        614                          3,064,977      0.5%
Louisiana                                                   83%        592                          2,829,089      0.4%
Maine                                                       77%        586                          1,454,407      0.2%
Maryland                                                    76%        614                         10,841,014      1.7%
Massachusetts                                               79%        622                         12,018,909      1.9%
Michigan                                                    84%        605                         11,277,913      1.8%
Minnesota                                                   83%        606                          4,590,266      0.7%
Mississippi                                                 85%        604                          4,276,681      0.7%
Missouri                                                    83%        622                          5,166,045      0.8%
Montana                                                     79%        640                            402,677      0.1%
Nebraska                                                    92%        574                            539,402      0.1%
Nevada                                                      80%        649                         20,460,694      3.2%
New Hampshire                                               78%        619                          1,666,964      0.3%
New Jersey                                                  77%        603                         19,579,280      3.1%
New Mexico                                                  93%        628                            691,720      0.1%
New York                                                    77%        617                         16,807,053      2.6%
North Carolina                                              85%        608                          7,458,099      1.2%
Ohio                                                        86%        602                          6,945,478      1.1%
Oklahoma                                                    82%        610                          1,990,657      0.3%
Oregon                                                      81%        633                         10,469,918      1.6%
Pennsylvania                                                80%        601                         10,720,508      1.7%
Rhode Island                                                79%        606                          3,503,864      0.6%
South Carolina                                              86%        578                            377,915      0.1%
South Dakota                                                86%        619                            621,316      0.1%
Tennessee                                                   83%        625                          5,476,580      0.9%
Texas                                                       85%        638                          9,236,542      1.5%
Utah                                                        84%        612                          1,608,953      0.3%
Vermont                                                     85%        574                            144,277      0.0%
Virginia                                                    78%        611                         18,728,506      2.9%
Washington                                                  81%        646                         17,596,949      2.8%
West Virginia                                               82%        588                          1,660,770      0.3%
Wisconsin                                                   86%        611                          1,718,951      0.3%
Wyoming                                                     84%        558                            636,974      0.1%
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